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                                                                  EXHIBIT 23.01



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB, into the Company's previously filed Registration Statement on Form S-8 (File No. 333-08537).





                                                 ARTHUR ANDERSEN LLP



San Jose, California
March 28, 1997